[Logo] MFS(R)
INVESTMENT MANAGEMENT(R)
  We invented the mutual fund









                                             MFS(R) NEW
                                             DISCOVERY FUND
                                             ANNUAL REPORT O AUGUST 31, 1998




                               [Graphic Omitted]




            --------------------------------------------------------
              Diversifying your investment portfolio (see page 32)
            --------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 30
Trustees and Officers ..................................................... 33


--------------------------------------------------------------------------------
   HIGHLIGHTS
--------------------------------------------------------------------------------

   o FOR THE 12 MONTHS ENDED AUGUST 31, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF -4.88%, CLASS B SHARES -5.32%, CLASS C SHARES -5.23%, AND CLASS I SHARES -4.50%. THE RUSSELL 2000 TOTAL RETURN INDEX (THE RUSSELL 2000) RETURNED -19.31% FOR THE SAME PERIOD. (PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE BROADER STOCK MARKET HAS FAVORED THE LARGE-CAPITALIZATION STOCKS AT THE EXPENSE OF SMALL-CAP OFFERINGS. WHILE THIS HAS IMPACTED FUND PERFORMANCE, THE FUND HAS STILL OUTPERFORMED THE RUSSELL 2000, AND ITS MANAGER SEES A NUMBER OF COMPELLING GROWTH OPPORTUNITIES AND VALUES IN THE MARKET.

   o  THE FUND HAS MINIMAL DIRECT EXPOSURE TO VOLATILE EMERGING MARKETS.

--------------------------------------------------------------------------------



        ---------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
        ---------------------------------------------------------------

LETTER FROM THE CHAIRMAN

----------------------------


[Photo of Jeffrey L. Shames]


----------------------------
      Jeffrey L. Shames

Dear Shareholders,
In the coming year, MFS will celebrate its 75th anniversary. In 1924, our Massachusetts Investors Trust, the nation's first mutual fund, opened to the public and helped launch a revolution in investing that continues today. In the 75 years since, MFS has grown with its investors not only through bear markets, economic and political turmoil, wars, and oil shortages, but also through long periods of growth and prosperity. We are very proud of our record of investment management and service to shareholders throughout our history.

One of the best ways for us to serve our shareholders is to help them understand some of the reasons behind developments in the investment markets and, when necessary, to take a more cautious outlook. This is particularly important during periods of market volatility such as we are experiencing this year, when equity prices do not follow a straight course. In light of this summer's volatility, it is clear that equity valuations have risen to a point at which stock prices have become vulnerable to changes in the investment environment such as a slowing economy, earnings disappointments, and global economic and political turmoil. While we continue to hold a favorable long-term outlook for the equity markets, we also believe that this market correction is overdue and could continue for several months. However, in our view, this is a healthy near-term event that should rid the financial system of excesses that have developed.

Currently, equity investors seem to be focused on the slowdown in corporate earnings and, more recently, on the continuing uncertainty overseas, particularly in Russia and some of the emerging markets. In the second quarter, for example, average earnings growth for companies in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, was about 3%, well below what people were expecting a year ago. As a result of this and continuing concerns about Asia and emerging markets, the stock markets pulled back from the record-high levels set in mid-July. This retreat has helped correct some -- but not all -- of the overvaluations that have been building in the markets for some time. Prior to July, equity prices had been rising without a corresponding increase in corporate earnings. As a result, price-to-earnings (P/E) ratios, or the amount investors paid for stocks in relation to companies' earnings per share, also went up. A year ago this July, the average P/E ratio for stocks in the S&P 500 stood at approximately 23; this July, it was at about 28, and it declined to approximately 25 by early September. If this summer's downturn helps create more reasonable valuations, we believe it could provide a sounder long-term foundation for the equity markets. On another positive note, interest rates have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs.

Internationally, the economic turmoil in Asia continues to be a concern to us, while Russia is facing political gridlock and economic uncertainty and Latin American economies are feeling substantial pressure. We believe the United States has yet to see the full impact of this crisis. There have been brief periods of improvement in a few countries but, for the most part, most of these economies are still very weak and the situation could turn worse before getting better. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the growing strength of European economies, although European equity markets have also seen some volatility this summer. But as these countries move toward economic union, they are benefiting from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses while providing investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe that it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bond and international investments as well as on the U.S. stock market. At MFS, we also believe our decades-long commitment to original, company-by-company research gives us an advantage by helping us find companies that we think can keep growing or gain market share during periods of turmoil. To help fulfill this commitment and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts, who thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

We also use active portfolio management on the fixed-income side, using our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

As we have for 75 years, we will continue to apply this discipline of thorough, bottom-up research to both the equity and fixed-income markets because we believe it offers the best potential for providing favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 14, 1998

MANAGEMENT REVIEW AND OUTLOOK

-------------------------


[Photo of Brian E. Stack]


-------------------------
      Brian E. Stack

For the 12 months ended August 31, 1998, Class A shares of the Fund provided a total return of -4.88%, Class B shares -5.32%, Class C shares -5.23%, and Class I shares -4.50%. These returns include the reinvestment of distributions but exclude the effects of any sales charges and compare to a -19.31% return for the Russell 2000 Total Return Index (the Russell 2000) for the same period. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

Q. THOUGH IT WAS A ROUGH YEAR FOR SMALL-CAPITALIZATION STOCKS IN GENERAL, THE FUND OUTPERFORMED THE RUSSELL 2000. WHAT WERE SOME OF THE FACTORS THAT CONTRIBUTED TO THIS PERFORMANCE?

A. We believe the portfolio's performance is the result of our focus on seeking companies that can produce sustainable and predictable growth in unit sales, revenues, and earnings. The foundation of this focus is MFS(R) Original Research(SM), by which stocks are selected after in-depth fundamental analysis of companies' earnings outlooks, managements, business models, competitive strategies, market positions, and growth prospects. Based on our findings, we select companies that we believe are best positioned to become major enterprises over a period of three-to-five years. In choosing stocks, we are careful to assure that the prices we pay are in line with companies' actual fundamental strengths and long-term growth prospects. This research-intensive process allows us to own companies that are enjoying growth driven by innovation, creativity, and sustainable earnings.

Q. WHY HAS THE MARKET TURNED ITS BACK ON SMALL-CAPITALIZATION COMPANIES SO DRASTICALLY?

A. First, let's look at the actual numbers. Recent research by Salomon Smith Barney illustrates the dramatic performance variance between small- and large-capitalization stocks. As of September 17, 1998, the average decline of stocks with a market capitalization of under $250 million from their highs for the year was almost 54%. Large-cap stocks with market capitalizations of more than $20 billion declined about 21%. Among the explanations for this phenomenon is the perception of safety and liquidity in large-cap stocks. That explanation overlooks the fact that these stocks trade at prices that don't always reflect their growth outlooks. Another factor has been an influx of capital from Asia/Pacific and Latin America as investors in those markets seek a haven for their money that is safer than their own markets. Because these investors don't have access to the informational resources that U.S. small-cap investors do, they are more likely to invest in "household name" stocks that they know, and those tend to be the large-cap, multinational companies. As investors become more aware of the prices they are paying in relation to the actual growth prospects of these stocks, we believe that small-capitalization stocks will come to the fore.

Q. WHAT OPPORTUNITIES HAVE BEEN CREATED BY THE RECENT LACKLUSTER SHARE PRICE PERFORMANCE OF SMALL-CAP STOCKS?

A. Share prices at the higher end of the market capitalization spectrum are surpassing companies' sales growth. At the lower end of the spectrum, occupied by smaller-capitalization companies that are showing excellent growth prospects, share prices have not kept pace, and this has created some excellent values and strong buying opportunities. One such stock in which we have invested is Envoy Corp., a provider of electronic health care claims-processing services for doctors, health maintenance organizations, and pharmacies. We've always liked the company's business model and earnings outlook, but we waited until its valuation dropped to purchase the stock.

Q. PLEASE DISCUSS SOME PERFORMANCE HIGHLIGHTS DURING THE PAST 12 MONTHS FOR A FEW OF THE FUND'S HOLDINGS.

A. Gemstar International's stock has more than doubled in the past year. The company manufactures electronic program guides for cable television and digital satellite TV broadcasters that allow advertisers to target consumers based on their viewing preferences. In the future, the company's technology may make possible true interactive television through which consumers will be able to purchase goods by using their TVs as a sort of portal, similar to portals to the Internet. IDEXX Laboratories provides animal health care equipment and supplies. We bought the stock after its share price declined due to one quarter of disappointing earnings, but the company holds a strong market share lead and displays solid fundamentals. Affiliated Computer provides a range of computer services to mid-size corporations. It has offered a steadily growing earnings stream and has performed well for the Fund. Meta Group also performed strongly this year. The company provides information technology consulting and planning services to corporations and has been gaining market share at the expense of some of its larger competitors. BISYS Group provides computer-processing services to the financial services industry and offers predictable earnings growth over the long term. The stock is up 31% in the past year.

Q. WHAT STOCKS IN THE FUND HAVEN'T PERFORMED IN LINE WITH YOUR EXPECTATIONS IN THE PAST YEAR?

A. Learning Tree International, which provides information technology training to technology professionals, has underperformed. The pace of change in technology is so rapid that even professionals can find their skills becoming obsolete, and the company addresses this problem. Currently, its share price is still depressed compared to its spectacular results in 1997 thanks in large part to a lack of "blockbuster" new technology products in 1998 that would necessitate its services. However, the company remains a leader in a vibrant market and is investing to extend its leadership. We feel the stock is attractively priced, and we are adding to our position because we expect solid long-term earnings growth that should cause the share price to rebound, especially as the next wave of complex new products is introduced by technology companies. Security Dynamics has underperformed as well. The company is in the network security business, which is a very dynamic market that has generated high expectations among investors. Unfortunately, the market is changing so quickly that customers are taking a "wait and see" approach before they begin to invest heavily in what is a critical piece of their technology infrastructure. This has limited Security Dynamics' growth outlook.

Q. HAS THE PORTFOLIO FELT AN IMPACT FROM THE ASIAN, RUSSIAN, AND LATIN AMERICAN ECONOMIC CRISES?

A. The only impact we've felt has been a secondary effect from nervous investor psychology. We have very minimal exposure to companies that trade heavily in those markets.

Q. HOW WOULD A PERIOD OF SLOWING EARNINGS GROWTH AND A PROLONGED BEAR MARKET CHANGE THE WAY YOU MANAGE THE FUND OR CHANGE THE TYPES OF STOCKS IN WHICH YOU INVEST?

A. We don't anticipate changing the way the Fund is managed as the result of a prolonged downturn in the market. We will stick to our investment principles and continue to look for companies that we feel can best help us meet our objective.

Q. IN WHAT INDUSTRY SECTORS ARE YOU FINDING THE BEST GROWTH OPPORTUNITIES?

A. We believe that companies in the services sector provide strong growth opportunities due to the predictability and sustainability of their earnings streams. Technology continues to play an important role in boosting business productivity, and we like the promise in that sector as a result. We also feel that the health care sector is home to many small companies that will provide strong long-term growth.

Q. WHAT'S YOUR INVESTMENT OUTLOOK FOR THE SMALL-CAP GROWTH MARKET FOR THE BALANCE OF 1998 AND EARLY 1999?

A. If the uncertainty in overseas markets has a lingering impact on investor psychology, we could face some additional choppiness in this sector of the market. However, as investors look toward stocks that can provide strong earnings growth and begin to pay more attention to the prices they are paying for that growth, small stocks should be quite attractive long-term investment options.

/s/ Brian E. Stack
    Brian E. Stack
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   BRIAN E. STACK IS A VICE PRESIDENT -- INVESTMENTS OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND, MFS(R) NEW DISCOVERY FUND AND THE NEW DISCOVERY SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

   MR. STACK JOINED MFS IN 1993 AS AN EQUITY RESEARCH ANALYST FOLLOWING THE CHEMICAL, HOSPITAL MANAGEMENT, HMO, MEDICAL SERVICES AND BUSINESS SERVICES INDUSTRIES AND WAS NAMED A PORTFOLIO MANAGER IN 1996. HE HAS WORKED AS AN EQUITY ANALYST SINCE 1987. HE IS A GRADUATE OF BOSTON COLLEGE AND HAS AN M.B.A. FROM THE UNIVERSITY OF VIRGINIA.

--------------------------------------------------------------------------------








This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                     SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:         JANUARY 2, 1997

  CLASS INCEPTION:               CLASS A  JANUARY 2, 1997
                                 CLASS B  NOVEMBER 3, 1997
                                 CLASS C  NOVEMBER 3, 1997
                                 CLASS I   JANUARY 2, 1997

  SIZE:                          $173.5 MILLION NET ASSETS AS OF AUGUST 31, 1998

  PRIOR TO NOVEMBER 1, 1997, THE FUND WAS AVAILABLE ONLY TO MFS EMPLOYEES.

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2, 1997, through August 31, 1998)

              MFS New       S&P 500      Consumer     Russell 2000
             Discovery     Composite   Price Index    Total Return
           Fund - Class A    Index         - U.S.        Index
-------------------------------------------------------------------
1/97         $ 9,425       $10,000       $10,000       $10,000
2/97           9,510        10,708        10,063         9,952
8/97          12,319        12,291        10,139        11,797
2/98          14,744        14,456        10,208        12,933
8/98          11,718        13,286        10,303         9,508

AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1998

CLASS A
                                                          1 Year  10 Years/Life*
--------------------------------------------------------------------------------
Average Annual Total Return                              - 4.88%         +14.01%
--------------------------------------------------------------------------------
SEC Results                                              -10.34%         +10.02%
--------------------------------------------------------------------------------

CLASS B
                                                          1 Year  10 Years/Life*
--------------------------------------------------------------------------------
Average Annual Total Return                              - 5.32%         +13.63%
--------------------------------------------------------------------------------
SEC Results                                              - 9.54%         +10.56%
--------------------------------------------------------------------------------

CLASS C
                                                          1 Year  10 Years/Life*
--------------------------------------------------------------------------------
Average Annual Total Return                              - 5.23%         +13.70%
--------------------------------------------------------------------------------
SEC Results                                              - 6.29%         +13.70%
--------------------------------------------------------------------------------

CLASS I
                                                          1 Year  10 Years/Life*
--------------------------------------------------------------------------------
Average Annual Total Return                              - 4.50%         +14.34%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                          1 Year  10 Years/Life*
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+                   + 8.05%         +18.66%
--------------------------------------------------------------------------------
Russell 2000 Total Return Index+                         -19.31%         - 2.99%
--------------------------------------------------------------------------------
Consumer Price Index+#                                   + 1.61%         + 1.81%
--------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations,
 January 2, 1997, through August 31, 1998.
+Source: CDA/Wiesenberger.
#The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY
Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B, and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1998

FIVE LARGEST STOCK SECTORS

CONGLOMERATES, SPECIAL PRODUCTS/SERVICES          30.1%
TECHNOLOGY                                        20.4%
LEISURE                                           14.0%
HEALTH CARE                                       11.1%
RETAILING                                          8.2%

TOP 10 STOCK HOLDINGS

AFFILIATED COMPUTER SERVICES, INC.  3.7%          IDEXX LABORATORIES, INC.  1.9%
Information technology services company           Medical instruments company

DST SYSTEMS, INC.  2.4%                           SCHOLASTIC CORP.  1.8%
Financial information services company            Educational products publisher and distributor

GEMSTAR INTERNATIONAL GROUP  2.3%                 ELSAG BAILEY PROCESS AUTOMATION N.V.  1.7%
Audio/video products company                      Process industries automation systems provider

BISYS GROUP, INC.  2.0%                           PSS WORLD MEDICAL, INC.  1.6%
Banking computer services company                 Medical and surgical supplies distributor

FISERV, INC.  1.9%                                INTERIM SERVICES, INC.  1.6%
Financial information services company            Staffing, consulting, and employment services
                                                  provider

Portfolio information is as of August 31, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 1998

Stocks - 87.6%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 85.3%
  Advertising - 0.8%
    TMP Worldwide, Inc.*                                                404,970            $  1,315,372
-------------------------------------------------------------------------------------------------------
  Airlines - 1.1%
    Atlas Air, Inc.*                                                     54,845            $  1,302,569
    Skywest, Inc.                                                        28,623                 601,083
                                                                                           ------------
                                                                                           $  1,903,652
-------------------------------------------------------------------------------------------------------
  Biotechnology - 1.6%
    IDEXX Laboratories, Inc.*                                           160,848            $  2,814,840
-------------------------------------------------------------------------------------------------------
  Business Machines - 3.3%
    Affiliated Computer Services, Inc., "A"*                            174,359            $  5,699,360
-------------------------------------------------------------------------------------------------------
  Business Services - 19.7%
    BISYS Group, Inc.*                                                   82,243            $  3,042,991
    Catalina Marketing Corp.*                                            25,120               1,056,610
    Ceridian Corp.*                                                      34,752               1,685,472
    Computer Learning Centers, Inc.*                                    140,600                 667,850
    Dendrite International, Inc.*                                        48,782                 963,445
    DST Systems, Inc.*                                                   65,172               3,682,218
    Envoy Corp.*                                                         68,800               1,496,400
    Fiserv, Inc.*                                                        74,100               2,889,900
    Galileo International, Inc.                                          14,500                 473,969
    Global Directmail Corp.*                                             87,064               1,159,039
    Interim Services, Inc.*                                             115,655               2,370,927
    Learning Tree International, Inc.*                                  175,481               1,886,421
    May & Speh, Inc.*                                                    90,529               1,425,832
    Memberworks, Inc.*                                                   17,469                 270,770
    Meta Group, Inc.*                                                    63,966               1,583,158
    NOVA Corp.*                                                          49,661               1,288,082
    Paymentech, Inc.*                                                    47,824                 546,987
    Personnel Group of America, Inc.*                                    77,986                 882,217
    PMT Services, Inc.*                                                  84,352               1,433,984
    Policy Management Systems Corp.*                                     34,303               1,432,150
    Professional Detailing, Inc.*                                        22,030                 374,510
    Renaissance Worldwide, Inc.*                                         60,322                 603,220
    Robert Half International, Inc.*                                     13,287                 637,776
    Splash Technology Holdings, Inc.*                                    14,995                 224,925
    Superior Consultant, Inc.*                                           15,600                 476,775
    Technology Solutions Co.*                                           148,009               1,692,853
                                                                                           ------------
                                                                                           $ 34,248,481
-------------------------------------------------------------------------------------------------------
  Chemicals - 0.6%
    International Specialty Products, Inc.                               65,260            $    999,294
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers
    Autodesk, Inc.                                                          500            $     11,688
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.1%
    Concentric Network Corp.*                                            13,995            $    223,920
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 11.0%
    AccuStaff, Inc.*                                                    138,211            $  1,727,638
    Aspen Technology, Inc.*                                              74,218               1,758,039
    Black Box Corp.*                                                     23,223                 531,226
    Cadence Design Systems, Inc.*                                       105,770               2,234,391
    Compuware Corp.*                                                     25,457               1,156,702
    Edify Corp.*                                                         40,800                 219,300
    Fair, Isaac & Co., Inc.                                               3,726                 115,273
    Harbinger Corp.*                                                     70,944                 487,740
    SCB Computer Technology, Inc.*                                       46,388                 336,313
    Security Dynamics Technologies, Inc.*                               102,548                 961,388
    Sterling Software, Inc.*                                             86,825               1,785,339
    SunGard Data Systems, Inc.*                                          59,338               1,880,273
    Synopsys, Inc.*                                                      77,700               2,029,912
    Transaction System Architects, Inc., "A"*                            50,539               1,674,104
    USCS International, Inc.*                                            77,483               1,757,896
    Vantive Corp.*                                                       54,878                 445,884
                                                                                           ------------
                                                                                           $ 19,101,418
-------------------------------------------------------------------------------------------------------
  Conglomerates - 0.6%
    Sodexho Marriott Services, Inc.*                                     41,765            $  1,038,904
-------------------------------------------------------------------------------------------------------
  Construction Services - 0.8%
    Martin Marietta Materials, Inc.                                      33,553            $  1,430,197
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.8%
    Alternative Resources Corp.*                                         64,616            $    411,927
    Dial Corp.                                                           39,387                 768,047
    InfoUSA, Inc., "A"                                                  120,207                 781,345
    InfoUSA, Inc., "B"                                                   22,803                 179,574
    Revlon, Inc., "A"*                                                   11,984                 432,173
    Sportsline USA, Inc.*                                                27,414                 544,853
                                                                                           ------------
                                                                                           $  3,117,919
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.5%
    AFC Cable Systems, Inc.*                                             23,657            $    547,807
    Barnett, Inc.*                                                       26,989                 327,242
                                                                                           ------------
                                                                                           $    875,049
-------------------------------------------------------------------------------------------------------
  Electronics - 4.6%
    Analog Devices, Inc.*                                                57,276            $    805,444
    BMC Industries, Inc.                                                 50,885                 203,540
    Burr-Brown Corp.*                                                    68,205                 818,460
    Cable Design Technologies Corp.*                                    100,430               1,412,297
    Lattice Semiconductor Corp.*                                         33,762                 812,398
    Microchip Technology, Inc.*                                          12,057                 220,794
    Photronics, Inc.*                                                    63,772                 765,264
    PMC-Sierra, Inc.*                                                    41,573               1,270,575
    SIPEX Corp.*                                                         92,873               1,665,909
                                                                                           ------------
                                                                                           $  7,974,681
-------------------------------------------------------------------------------------------------------
  Entertainment - 5.4%
    Citadel Communications Corp.*                                        74,367            $  1,803,400
    Cox Radio, Inc., "A"*                                                 9,000                 384,187
    Gemstar International Group Ltd.*                                   101,549               3,522,481
    Harrah's Entertainment, Inc.*                                        54,764                 790,655
    Heftel Broadcasting Corp., "A"*                                      24,159                 730,810
    Jacor Communications, Inc.*                                          36,611               2,160,049
                                                                                           ------------
                                                                                           $  9,391,582
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.2%
    Conning Corp.                                                        26,614            $    369,269
    Student Loan Corp.                                                   12,805                 561,819
    Waddell & Reed Financial, Inc., "A"                                  67,035               1,114,457
                                                                                           ------------
                                                                                           $  2,045,545
-------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.9%
    Earthgrains Co.                                                      29,752            $    818,180
    Mondavi (Robert) Corp.*                                              34,494                 720,062
                                                                                           ------------
                                                                                           $  1,538,242
-------------------------------------------------------------------------------------------------------
  Insurance - 0.8%
    Executive Risk, Inc.                                                 14,089            $    507,204
    Life Re Corp.                                                         9,823                 881,614
                                                                                           ------------
                                                                                           $  1,388,818
-------------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.0%
    AmeriSource Health Corp., "A"*                                        8,986            $    422,904
    King Pharmaceuticals, Inc.*                                          41,243                 592,868
    PSS World Medical, Inc.*                                            157,502               2,421,593
                                                                                           ------------
                                                                                           $  3,437,365
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 6.7%
    Concentra Managed Care, Inc.*                                       152,422            $  1,952,907
    Cytyc Corp.*                                                         73,561                 588,488
    HealthSouth Corp.*                                                   35,519                 672,641
    Hologic, Inc.*                                                       69,917                 939,510
    IDX Systems Corp.*                                                   30,037               1,276,573
    Mid Atlantic Medical Services, Inc.*                                 67,614                 376,103
    NCS Healthcare, Inc., "A"*                                           63,581               1,072,929
    Orthodontic Centers of America, Inc.*                                29,482                 418,276
    Renal Care Group, Inc.*                                              24,662                 497,864
    Steris Corp.*                                                        42,502               1,014,735
    Total Renal Care Holdings, Inc.*                                    123,694               2,350,186
    Virgin Islands Technologies, Inc.*                                   42,655                 426,550
                                                                                           ------------
                                                                                           $ 11,586,762
-------------------------------------------------------------------------------------------------------
  Oil Services - 1.0%
    Dril-Quip, Inc.*                                                     17,046            $    209,879
    Global Industries, Inc.*                                            102,311                 959,166
    Input/Output, Inc.*                                                  24,200                 235,950
    National Oilwell, Inc.*                                              30,215                 234,166
                                                                                           ------------
                                                                                           $  1,639,161
-------------------------------------------------------------------------------------------------------
  Pollution Control - 1.0%
    Superior Services, Inc.*                                             71,950            $  1,789,756
-------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.7%
    Applied Graphics Technologies, Inc.*                                 15,168            $    309,996
    Scholastic Corp.*                                                    68,674               2,661,117
                                                                                           ------------
                                                                                           $  2,971,113
-------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    MeriStar Hospitality Corp.*                                          40,301            $    680,079
-------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 2.9%
    Buffets, Inc.*                                                       95,908            $  1,210,839
    Cendant Corp.*                                                       76,000                 878,750
    Four Seasons Hotels, Inc.                                            15,260                 362,425
    Landry's Seafood Restaurants, Inc.                                   84,290                 708,563
    Outback Steakhouse, Inc.*                                            33,494               1,006,913
    Papa John's International, Inc.*                                     14,900                 394,850
    Promus Hotel Corp.*                                                     300                   9,225
    Sonic Corp.*                                                         27,362                 436,082
                                                                                           ------------
                                                                                           $  5,007,647
-------------------------------------------------------------------------------------------------------
  Special Products and Services - 2.6%
    Caliber Learning Network, Inc.*                                      44,506            $    222,530
    Equity Corp. International*                                          59,021               1,379,616
    M/A/R/C, Inc.                                                        13,575                 203,625
    Newport News Shipbuilding, Inc.                                      69,700               1,637,950
    Sylvan Learning Systems, Inc.                                        11,000                 235,125
    Watsco, Inc.                                                         59,416                 868,959
                                                                                           ------------
                                                                                           $  4,547,805
-------------------------------------------------------------------------------------------------------
  Stores - 6.8%
    AnnTaylor Stores Corp.*                                              51,623            $  1,255,084
    BJ's Wholesale Club, Inc.*                                           26,418                 891,608
    Copart, Inc.*                                                        65,521               1,269,469
    CSK Auto Corp.*                                                     101,639               2,217,001
    Duane Reade, Inc.*                                                   22,026                 823,222
    Gymboree Corp.*                                                      48,473                 424,139
    Mazel Stores, Inc.*                                                  30,553                 330,354
    Office Depot, Inc.*                                                  62,028               1,581,714
    Petco Animal Supplies, Inc.*                                        217,518               1,536,221
    Regis Corp.                                                          54,990               1,251,022
    The Elder-Beerman Stores Corp.*                                      18,064                 282,250
                                                                                           ------------
                                                                                           $ 11,862,084
-------------------------------------------------------------------------------------------------------
  Supermarkets - 0.4%
    Dominicks Supermarkets, Inc.*                                        10,800            $    486,675
    Meyer (Fred), Inc.*                                                   3,858                 151,668
                                                                                           ------------
                                                                                           $    638,343
-------------------------------------------------------------------------------------------------------
  Technology - 0.1%
    Galileo Technology Ltd.*                                             25,366            $    250,489
-------------------------------------------------------------------------------------------------------
  Telecommunications - 4.7%
    Adelphia Communications Corp.                                        20,301            $    700,384
    Allegiance Telecom, Inc.*                                            36,734                 280,097
    American Tower Corp., "A"*                                           43,066                 678,289
    Aspect Telecommunications Corp.*                                     95,270               2,268,617
    Hyperion Telecommunications, Inc., "A"*                              45,799                 412,191
    Intermedia Communications, Inc.*                                     37,076                 922,265
    IXC Communications, Inc.*                                            24,336                 596,232
    Lightbridge, Inc.*                                                  143,547                 717,735
    Natural Microsystems Corp.*                                          35,242                 389,865
    Nextlink Communications, Inc., "A"*                                  20,165                 418,424
    Transaction Network Services, Inc.*                                  51,092                 740,834
                                                                                           ------------
                                                                                           $  8,124,933
-------------------------------------------------------------------------------------------------------
  Transportation - 0.2%
    Coach USA, Inc.*                                                     13,700            $    360,481
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $148,014,980
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 2.3%
  Netherlands - 1.8%
    Brunel International N.V. (Human Resources)*                         16,917            $    562,055
    Elsag Bailey Process Automation N.V. (Machinery)*                   121,876               2,597,482
                                                                                           ------------
                                                                                           $  3,159,537
-------------------------------------------------------------------------------------------------------
  United Kingdom - 0.5%
    Saville Systems PLC (Computer Software - Systems)*                   50,137            $    820,994
    Taylor Nelson Sofres PLC (Market Research)                           13,149                  24,679
                                                                                           ------------
                                                                                           $    845,673
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $  4,005,210
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $194,286,414)                                               $152,020,190
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 11.2%
-------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
-------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 9/23/98                                 $ 6,800            $  6,777,477
    Federal Home Loan Mortgage Corp., due 9/16/98                         4,400               4,389,990
    General Electric Capital Corp., due 9/01/98                           8,250               8,250,000
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                            $ 19,417,467
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $213,703,880)                                          $171,437,657
-------------------------------------------------------------------------------------------------------

Securities Sold Short - (1.0)%
-------------------------------------------------------------------------------------------------------
                                                                         SHARES
-------------------------------------------------------------------------------------------------------
    PacifiCare Health Systems, Inc., "B"*                                (6,400)           $   (403,200)
    QUALCOMM, Inc.                                                      (14,900)               (654,669)
    Yahoo, Inc.                                                          (9,200)               (634,800)
-------------------------------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $2,273,899)                                $ (1,692,669)
-------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 2.2%                                                         3,798,141
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $173,543,129
-------------------------------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 1998
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $213,703,880)            $171,437,657
  Cash                                                                    7,128
  Receivable for Fund shares sold                                     2,491,605
  Receivable for investments sold                                     5,676,893
  Dividends receivable                                                    1,955
  Other assets                                                              274
                                                                   ------------
      Total assets                                                 $179,615,512
                                                                   ------------
Liabilities:
  Securities sold short, at value (proceeds received, $2,273,899)  $  1,692,669
  Payable for investments purchased                                   3,541,941
  Payable for Fund shares reaquired                                     694,643
  Payable to affiliates -
    Management fee                                                       13,696
    Distribution and service fee                                        125,628
  Accrued expenses and other liabilities                                  3,806
                                                                   ------------
      Total liabilities                                            $  6,072,383
                                                                   ------------
Net assets                                                         $173,543,129
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $214,861,283
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (41,684,993)
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                       366,839
                                                                   ------------
      Total                                                        $173,543,129
                                                                   ============
Total shares of beneficial interest outstanding                     16,340,856
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $63,740,548 / 5,982,789 shares of
     beneficial interest outstanding)                                 $10.65
                                                                      ======
  Offering price per share (100 / 94.25)                              $11.30
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $82,032,072 / 7,742,360 shares of
     beneficial interest outstanding)                                 $10.60
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $24,449,746 / 2,305,458 shares of
     beneficial interest outstanding)                                 $10.61
                                                                      ======
Class I shares:
  Net asset value and offering price per share
    (net assets of $3,320,763 / 310,249 shares of
     beneficial interest outstanding)                                 $10.70
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1998
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                      $    164,483
    Interest                                                            428,182
    Foreign taxes withheld                                                 (583)
                                                                   ------------
      Total investment income                                      $    592,082
                                                                   ------------
  Expenses -
    Management fee                                                 $    791,856
    Shareholder servicing agent fee                                      99,313
    Distribution and service fee (Class A)                              115,037
    Distribution and service fee (Class B)                              403,575
    Distribution and service fee (Class C)                              117,680
    Administrative fee                                                   12,901
    Custodian fees                                                       32,601
    Printing                                                             45,176
    Postage                                                              13,927
    Auditing fees                                                        13,700
    Legal fees                                                            2,625
    Registration fees                                                    88,175
    Miscellaneous                                                        32,646
                                                                   ------------
      Total expenses                                               $  1,769,212
    Fees paid indirectly                                                (27,413)
    Reduction of expenses by investment adviser                         (91,881)
                                                                   ------------
      Net expenses                                                 $  1,649,918
                                                                   ------------
        Net investment loss                                        $ (1,057,836)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $  2,277,270
    Securities sold short                                              (692,861)
    Foreign currency transactions                                          (944)
                                                                   ------------
        Net realized gain on investments and foreign
          currency transactions                                    $  1,583,465
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(42,444,624)
    Securities sold short                                               581,230
                                                                   ------------
        Net unrealized loss on investments                         $(41,863,394)
                                                                   ------------
          Net realized and unrealized loss on investments
            and foreign currency                                   $(40,279,929)
                                                                   ------------
            Decrease in net assets from operations                 $(41,337,765)
                                                                   ============

See notes to financial statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED             PERIOD ENDED
                                                                AUGUST 31, 1998         AUGUST 31, 1997*
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                     $ (1,057,836)              $  145,131
  Net realized gain on investments and foreign currency
    transactions                                                      1,583,465                  126,577
  Net unrealized gain (loss) on investments                         (41,863,394)                 178,401
                                                                   ------------               ----------
    Increase (decrease) in net assets from operations              $(41,337,765)              $  450,109
                                                                   ------------               ----------
Distributions declared to shareholders -
  From net investment income (Class A)                             $    (41,464)              $     --
  From net investment income (Class I)                                 (104,204)                    --
  From net realized gain on investments and foreign currency
    transactions (Class A)                                              (70,362)                    --
  From net realized gain on investments and foreign currency
    transactions (Class I)                                             (176,826)                    --
                                                                   ------------               ----------
    Total distributions declared to shareholders                   $   (392,856)              $     --
                                                                   ------------               ----------
Net increase in net assets from Fund share transactions            $213,243,887               $1,579,754
                                                                   ------------               ----------
      Total increase in net assets                                 $171,513,266               $2,029,863
Net assets:
  At beginning of period                                              2,029,863                     --
                                                                   ------------               ----------

At end of period (including accumulated undistributed net
  investment income of $0 and $145,131, respectively)              $173,543,129               $2,029,863
                                                                   ============               ==========

* For the period from the commencement of the Fund's investment operations, January 2, 1997, through
  August 31, 1997.

See notes to financial statements


Financial Highlights
----------------------------------------------------------------------------------------------------------
                                                  YEAR ENDED               PERIOD ENDED AUGUST 31,
                                                  AUGUST 31,       ---------------------------------------
                                                        1998                  1997*                 1998**
----------------------------------------------------------------------------------------------------------
                                                     CLASS A                                       CLASS B
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $13.07                 $10.00                 $11.80
                                                      ------                 ------                 ------
Income from investment operations# -
  Net investment income (loss)(S)                     $(0.11)                $ 0.98                 $(0.17)
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                       (0.36)                  2.09                  (1.03)
                                                      ------                 ------                 ------
      Total from investment operations                $(0.47)                $ 3.07                 $(1.20)
                                                      ------                 ------                 ------
Less distributions declared to shareholders -
  From net investment income                          $(0.72)                $ --                   $ --
  From net realized gain on investments and
    foreign currency transactions                      (1.23)                  --                     --
                                                      ------                 ------                 ------
      Total distributions declared to
        shareholders                                  $(1.95)                $ --                   $ --
                                                      ------                 ------                 ------
Net asset value - end of period                       $10.65                 $13.07                 $10.60
                                                      ======                 ======                 ======
Total return(+)                                      (4.88)%                 30.70%++             (10.17)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses###                                          1.50%                  1.50%+                 2.15%+
  Net investment income (loss)                       (0.82)%                 12.41%+               (1.49)%+
Portfolio turnover                                      196%                   887%                   196%
Net assets at end of period (000 omitted)            $63,740                   $536                $82,032

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through
    August 31, 1997.
 ** For the period from the inception of Class B, November 3, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
### The Fund's expenses without reduction for fees paid indirectly for Class A and Class B for the periods ended August 31, 1998 would have been 1.53% and 2.18%, respectively.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser voluntarily agreed to maintain the other expenses of the Fund, excluding management, distribution, and service fees, at not more than 0.25% of average daily net assets effective
    November 1, 1997. Prior to November 1, 1997, the investment advisor voluntarily agreed to maintain the other expenses of the Fund at not more than 1.50% of the Fund's average daily net assets, and the investment adviser, distributor and shareholder servicing agent did not impose any of their fees. If these fees had not been waived and actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

     Net investment income (loss)                     $(0.12)                $ 0.89                 $(0.18)
     Ratios (to average net assets):
       Expenses##                                      1.63%                  3.10%+                 2.28%+
       Net investment income (loss)                  (0.92)%                 10.81%+               (1.59)%+

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------
                                                 PERIOD ENDED            YEAR ENDED           PERIOD ENDED
                                                   AUGUST 31,            AUGUST 31,             AUGUST 31,
                                                      1998***                  1998                  1997*
----------------------------------------------------------------------------------------------------------
                                                      CLASS C               CLASS I
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $11.80                $13.08                 $10.00
                                                       ------                ------                 ------
Income from investment operations# -
  Net investment income (loss)(S)                      $(0.17)               $(0.03)                $ 1.01
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                        (1.02)                (0.40)                  2.07
                                                       ------                ------                 ------
      Total from investment operations                 $(1.19)               $(0.43)                $ 3.08
                                                       ------                ------                 ------
Less distributions declared to shareholders -
  From net investment income                           $ --                  $(0.72)                $ --
  From net realized gain on investments and
    foreign currency transactions                        --                   (1.23)                  --
                                                       ------                ------                 ------
      Total distributions declared to
        shareholders                                   $ --                  $(1.95)                $ --
                                                       ------                ------                 ------
Net asset value - end of period                        $10.61                $10.70                 $13.08
                                                       ======                ======                 ======
Total return                                         (10.08)%++             (4.50)%                 30.80%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses###                                           2.15%+                1.15%                  1.50%+
  Net investment income (loss)                        (1.51)%+              (0.21)%                 12.65%+
Portfolio turnover                                       196%                  196%                   887%
Net assets at end of period (000 omitted)             $24,450                $3,321                 $1,494

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through
    August 31, 1997.
*** For the period from the inception of Class C, November 3, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.
### The Fund's expenses without reduction for fees paid indirectly for Class C and Class I for the periods ended August 31, 1998 would have been 2.18% and 1.18%, respectively.
(S) The investment adviser voluntarily agreed to maintain the other expenses of the Fund, excluding management, distribution, and service fees, at not more than 0.25% of average daily net assets effective
    November 1, 1997. Prior to November 1, 1997, the investment advisor voluntarily agreed to maintain the other expenses of the Fund at not more than 1.50% of the Fund's average daily net assets, and the investment adviser, did not impose any of its fees. If these fees had not been waived and actual expenses had been over/ under this limitation, the net investment income (loss) per share and the ratios would have been:

     Net investment income (loss)                      $(0.17)               $(0.03)                $ 0.92
     Ratios (to average net assets):
       Expenses##                                       2.28%+                1.28%                  2.52%+
       Net investment income (loss)                   (1.61)%+              (0.31)%                 11.63%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS New Discovery Fund is a diversified series of MFS Series Trust I. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales - The Fund may enter into short sales. A short sale transaction involves selling a security which the Fund does not own with the intent of purchasing it later at a lower price. The Fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the Fund may be required to pay in connection with a short sale. Whenever the Fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 1998, $1,058,373 and $37,642 were reclassified to accumulated net investment loss and paid-in-capital, respectively, from accumulated net realized gain on investments due to differences between book and tax accounting for currency transactions and net investment losses. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of average daily net assets. Prior to November 1, 1997, the investment adviser voluntarily agreed to waive its fee, which is reflected in the reduction of expenses in the Statement of Operations. The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 1998, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $90,333.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. The Trustees are currently not receiving any payments for their services to the Fund.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $297,155 for the year ended August 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,798 for the year ended August 31, 1998. Fees incurred under the distribution plan during the year ended August 31, 1998, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $6 and $0 for Class B and Class C shares, respectively, for the year ended August 31, 1998. Fees incurred under the distribution plan during the year ended August 31, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchase MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1998, were $40, $43,687, and $2,790 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $341,305,969 and $152,472,472, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $215,856,530
                                                                 ------------
Gross unrealized depreciation                                    $(47,864,905)
Gross unrealized appreciation                                       3,446,032
                                                                 ------------
    Net unrealized depreciation                                  $(44,418,873)
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                         YEAR ENDED AUGUST 31, 1998          PERIOD ENDED AUGUST 31, 1997*
                                    -------------------------------         -----------------------------
                                        SHARES               AMOUNT           SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          6,522,857          $86,204,526           46,587            $ 483,036
Shares issued to shareholders
  in reinvestment of
  distributions                          9,647              112,487            --                   --
Shares reacquired                     (590,723)          (7,830,314)          (5,579)             (56,315)
                                     ---------          -----------           ------            ---------
  Net increase                       5,941,781          $78,486,699           41,008            $ 426,721
                                     =========          ===========           ======            =========

Class B Shares
                                      PERIOD ENDED AUGUST 31, 1998**
                                    -------------------------------
                                        SHARES               AMOUNT
-------------------------------------------------------------------
Shares sold                          8,309,021         $108,983,495
Shares reacquired                     (566,661)          (7,267,880)
                                     ---------         ------------
  Net increase                       7,742,360         $101,715,615
                                     =========         ============

Class C Shares
                                      PERIOD ENDED AUGUST 31, 1998**
                                    -------------------------------
                                        SHARES               AMOUNT
-------------------------------------------------------------------
Shares sold                          2,453,434         $ 32,412,325
Shares reacquired                     (147,976)          (1,922,241)
                                     ---------         ------------
  Net increase                       2,305,458         $ 30,490,084
                                     =========         ============

 * For the period from the commencement of the Fund's investment operations, January 2, 1997, through
   August 31, 1997.
** For the period from the inception of Class B and Class C, November 3, 1997, through August 31, 1998.

Class I Shares
                                         YEAR ENDED AUGUST 31, 1998          PERIOD ENDED AUGUST 31, 1997*
                                    -------------------------------         -----------------------------
                                        SHARES               AMOUNT           SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            216,000          $ 2,875,329          144,634           $1,452,530
Shares issued to shareholders
  in reinvestment of
  distributions                         24,101              281,020             --                   --
Shares reacquired                      (44,090)            (604,860)         (30,396)            (299,497)
                                       -------          -----------          -------           ----------
  Net increase                         196,011          $ 2,551,489          114,238           $1,153,033
                                       =======          ===========          =======           ==========

* For the period from the commencement of the Fund's investment operations, January 2, 1997, through
  August 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1998, was $870.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust I and Shareholders of MFS New Discovery
Fund:

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Fund, including the schedule of portfolio investments, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, and for the period from January 2, 1997 (commencement of operations) to August 31, 1997, and the financial highlights for the period then ended, and for the period from January 2, 1997 (commencement of operations) to August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Fund at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for the year then ended, and for the period from January 2, 1997 (commencement of operations) to August 31, 1997, and the financial highlights for the period then ended, and for the period from January 2, 1997 (commencement of operations) to August 31, 1997, in conformity with generally accepted accounting principles.

                                                  /s/ Ernst & Young LLP
Boston, Massachusetts
October 7, 1998

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

   FOR THE YEAR ENDED AUGUST 31, 1998, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 0.36%.

--------------------------------------------------------------------------------

MFS(R) NEW DISCOVERY FUND

TRUSTEES                                               SECRETARY
Richard B. Bailey* - Private Investor;                 Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                              ASSISTANT SECRETARY
                                                       James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                       CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac              State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital; Professor
of Surgery, Harvard Medical School                     AUDITORS
                                                       Ernst & Young LLP
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.; Chairman,      Investor Information For MFS stock and bond
Colonial Insurance Company, Ltd.                       market outlooks, call toll free: 1-800-637-4458
                                                       anytime from a touch-tone telephone.
Abby M. O'Neill - Private Investor
                                                       For information on MFS mutual funds, call your
Walter E. Robb, III - President and Treasurer,         financial adviser or, for an information kit,
Benchmark Advisors, Inc. (corporate financial          call toll free: 1-800-637-2929 any business day
consultants); President, Benchmark Consulting          from 9 a.m. to 5 p.m. Eastern time (or leave a
Group, Inc. (office services)                          message anytime).

Arnold D. Scott* - Senior Executive                    INVESTOR SERVICE
Vice President, Director, and Secretary,               MFS Service Center, Inc.
MFS Investment Management                              P.O. Box 2281
                                                       Boston, MA 02107-9906
Jeffrey L. Shames* - Chairman, Chief
Executive Officer, and Director,                       For general information, call toll free:
MFS Investment Management                              1-800-225-2606 any business day from
                                                       8 a.m. to 8 p.m. Eastern time.
J. Dale Sherratt - President, Insight Resources,
Inc. (acquisition planning specialists)                For service to speech- or hearing-impaired, call
                                                       toll free: 1-800-637-6576 any business day from
Ward Smith - Former Chairman (until 1994), NACCO       9 a.m. to 5 p.m. Eastern time. (To use this
Industries (holding company)                           service, your phone must be equipped with a
                                                       Telecommunications Device for the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company               For share prices, account balances, and
500 Boylston Street                                    exchanges, call toll free: 1-800-MFS-TALK
Boston, MA 02116-3741                                  (1-800-637-8255) anytime from a touch-tone
                                                       telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.                            WORLD WIDE WEB
500 Boylston Street                                    www.mfs.com
Boston, MA 02116-3741

PORTFOLIO MANAGER
Brian E. Stack*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

MFS(R) NEW DISCOVERY FUND                                       ----------------
                                                                   Bulk Rate
[Logo] MFS(R)                                                     U.S. Postage
INVESTMENT MANAGEMENT                                                 Paid
  We invented the mutual fund(R)                                      MFS
                                                                ----------------


500 Boylston Street
Boston, MA 02116-3741





(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                  MND-2 10/98 43M 97/297/397/897